CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 31,816,900	$ 38,482,827
Advances to suppliers, allowance	9,300,887	10,086,278
Advances to suppliers, allowance	$ 28,434,541	$ 29,960,552
Common share, par value (in dollars per share)	$ 0	$ 0
Common shares, shares issued (in shares)	55,161,856	51,034,343
Common shares, shares outstanding (in shares)	55,161,856	51,034,343